ONSHORE SHARE PLEDGE AGREEMENT

This SHARE PLEDGE AGREEMENT, dated as of January 29, 2008 (this “Agreement”), is executed between China Natural Gas, Inc., a corporation incorporated and established under the laws of the state of Delaware (the “Pledgor”) and DB Trustees (Hong Kong) Limited (with its successors in such capacity, the “Pledgee”).

WITNESSETH:

(1) The Pledgor incurred a certain amount of debt in connection with the issuance of the Guaranteed Senior Notes Due 2014 (the “Notes”) issued pursuant to an Indenture dated January 29, 2008 between the Pledgor and DB Trustees (Hong Kong) Limited as trustee (the “Trustee”);

(2) The Pledgee is acting as an agent to the Holders (as defined in the Indenture) to the Note; and

(3) The Pledgor owns all the issued and outstanding equity interests in Shaanxi Xilan Natural Gas Co., Ltd. (榫皁皁笣天然气瑂备有榰公司), a wholly foreign owned enterprise organized and existing under the laws of the People’s Republic of China (“PRC”) (the “WFOE” or “Pledged Entity”). The Pledgor is pledging its equity interests in the WFOE, representing 65% of the outstanding equity interests of the WFOE, as set forth on Exhibit A attached hereto and made a part hereof (the “Equity Interests”);

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Pledgor and the Pledgee hereby agree as follows:

1.  Defined Terms. Unless otherwise defined herein, each capitalized term used herein that is defined in the Notes shall have the meaning specified for such term in the Indenture.

2.  Pledge. To the maximum extent permitted by applicable law, the Pledgor hereby, and shall from time to time and on a continuous basis, pledges to the Pledgee and grants to the Pledgee a security interest in, the following (collectively, the “Pledged Collateral”):

(a)  All of the right, title and interest of the Pledgor in the Equity Interests now existing (such now-existing shares being identified on Exhibit A attached hereto and made a part hereof) and hereinafter held in the name of the Pledgor resulting from the exercise of any options or warrants (all of the said Equity Interests being hereinafter collectively referred to as the “Pledged Shares”), herewith delivered to the Pledgee, and all dividends, distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, or in exchange for, any or all of the Pledged Shares;

(b)  Any additional equity interests of the WFOE otherwise to be pledged to the Pledgee pursuant to the Notes or other Security Documents (as defined in the Indenture) binding the Pledgor which equity interests are not yet Pledged Shares described on Exhibit A attached hereto (as such exhibit may be amended from time to time) (“Additional Equity Interests”) from time to time acquired by and held in the name of the Pledgor from the date hereof in compliance with the then effective articles of association of the WFOE (any such additional equity interests shall constitute part of the Pledged Shares and the Pledgee is irrevocably authorized to amend Exhibit A from time to time to reflect such additional equity interests), which might result from (a) the exercise of any options or warrants or (b) any change in the capital structure of the WFOE, and all dividends, distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Equity Interests or Additional Equity Interests;

(c)  Any options, warrants and other rights and options in respect of or in exchange for any or all of the Equity Interests or Additional Equity Interests, to the extent such options, warrants and rights are permitted to be pledged to the Pledgee under the then effective law;

(d)  All proceeds of the foregoing; and

(e)  The proceeds of any liquidation, winding up or dissolution of the WFOE payable to the Pledgor.

3.  Security for Liabilities. The Pledged Collateral secures the full and prompt payment, performance and observance when due (whether at stated maturity, by acceleration or otherwise) of (i) the payment of all of the principal of and interest and premium, if any, on the Notes, (ii) all other Note Obligations, and (iii) all obligations of the Pledgor under this Agreement (all such obligations referred to in Clauses (i), (ii) and (iii) now or hereafter existing being hereinafter collectively referred to as the “Liabilities”).

4.  Perfection of Pledge; Registration and Acknowledgments.

(a)  The Pledgor shall, promptly after the execution of this Agreement but in no event later than ten (10) Business Days from the date hereof, at its own cost, grant a power of attorney to a foreign investment related service company to act as a sponsor (the “Sponsor”) designated by the Pledgee with irrevocable instructions to the Sponsor (i) submit all the required documents and apply for the approval for the pledge over the Pledged Shares hereunder with the Ministry of Commerce of the PRC or its competent local counterpart (“MOFCOM”, such approval from the MOFCOM being referred herein as the “MOFCOM Approval”), (ii) notify the Pledgee of the name and other relevant details of the Sponsor, and (iii) deliver to the Pledgee a certified true copy of such approval upon its obtaining MOFCOM Approval or any written evidence of disapproval received from MOFCOM if such application is denied by the MOFCOM. Pledgor shall, within five (5) calendar days after obtaining the MOFCOM Approval, at its cost, (x) register this Agreement and the Pledged Collateral with the State Administration of Industry and Commerce of the PRC or its competent local counterpart (“SAIC”), and (y) deliver to the Pledgee a certified true copy of registration or filing certificate.

(b)  Following the execution of this Agreement, Pledgor shall as soon as practicable procure the recording of the Pledged Shares under this Agreement in the register of shareholders of the WFOE, and at its own cost, deliver to the Pledgee a copy of the register of shareholders certified by the legal representative of the WFOE stating that the share pledge has been duly recorded on the register of shareholders after such recordation.

(c)  Following the execution of this Agreement, the Pledgor shall as soon as practicable procure the recording of the particulars of this Agreement and the security hereby created in its Register of Mortgages, Charges and other Encumbrances and provide a certified copy of such Register to the Pledgee.

5.  Pledged Collateral Adjustments. If, during the term of this Agreement:

(a)  Any share dividend, reclassification, readjustment or other change is declared or made in the capital structure of the WFOE, or any option included within the Pledged Collateral is exercised, or both, or

(b)  Any subscription warrants, shares, or any other rights or options shall be issued in connection with the Pledged Collateral,

then all new, substituted and additional shares, warrants, rights, options or other securities, issued by reason of any of the foregoing, shall be immediately delivered to and held by the Pledgee, under the terms of this Agreement and shall constitute Pledged Collateral hereunder. The Pledgor further agrees and undertakes to cause the Sponsor to continuously and diligently complete the required approval, registration and recordation procedures with the PRC Governmental Authority with respect to the increase of the registered capital of the Pledged Entity and in accordance with such procedures as described in the above Section 4(a) and Section 4(b) hereof. For the purpose of this Agreement, “Governmental Authority” shall mean any court, tribunal, arbitrator, authority, agency, commission, official or other instrumentality of the PRC, any foreign country or any domestic or foreign state, county, city or other political subdivision.

6.  Representations and Warranties. The Pledgor represents and warrants as follows:

(a)  The Pledgor is the sole legal and beneficial owner of the Equity Interests set forth opposite its name on Exhibit A attached hereto and made a part hereof, free and clear of any Lien, except for the Liens created by this Agreement or arising by operation of law;

(b)  The registered capital of the WFOE has been duly paid up by the Pledgor to the extent required (i) pursuant to the provisions of the WFOE’s current articles of association, as approved by the MOFCOM and properly filed with the SAIC, (ii) by PRC law or regulation applicable to the WFOE, and (iii) by any PRC Governmental Authority;

(c)  All of the Pledged Shares have been duly authorized, fully paid and duly verified;

(d)  As of the date hereof, there are no existing options, warrants, calls or commitments of any character whatsoever relating to the Pledged Shares;

(e)  The Pledgor has full power and authority to enter into this Agreement;

(f)  There are no restrictions upon the voting rights associated with, or upon the transfer of, any of the Pledged Collateral except for the approval requirement in respect of the transfer of the Pledged Collateral pursuant to PRC law;

(g)  The Pledgor has the right to vote, pledge, assign and grant a security interest in or otherwise transfer such Pledged Collateral free of any Liens and the pledge of the Pledged Shares pursuant to this Agreement creates a valid and perfected first priority security interest in the Pledged Collateral, securing the payment of all Liabilities;

(h)  Except for the approval by MOFCOM and registration with SAIC, no other authorization, approval, or other action by, and no notice to or filing with, any Governmental Authority is required either (i) for the pledge of the Pledged Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by the Pledgor or (ii) for the exercise by the Pledgee of the voting or other rights provided for in this Agreement or the remedies in respect of the Pledged Collateral pursuant to this Agreement;

(i)  There is no action, suit, proceeding, governmental investigation or arbitration before or by any Governmental Authority, pending, or to the knowledge of the Pledgor, threatened against the Pledgor or any of its property which will materially and adversely affect the ability of the Pledgor to perform its obligations under this Agreement;

(j)  The execution, delivery and performance of this Agreement by the Pledgor (i) does not violate any indenture, trust deed, mortgage, any other agreement or any applicable laws or regulations to which the Pledgor is a party or is subject to or by which any of its properties or assets may be bound; (ii) complies with all corporate organizational documents of the Pledgor; and (iii) does not violate any restriction on such transfer or encumbrance of the Pledged Collateral; and

(k)  The Pledged Shares constitute all of the issued and outstanding Equity Interests of the WFOE as set forth in Exhibit A hereto.

7.  Dividends and Other Distributions.

(a)  So long as no Default or an Event of Default under the Notes shall have occurred and be continuing:

(i)  The Pledgor shall be entitled to receive and retain any and all dividends and distributions paid in respect of the Pledged Collateral upon obtaining the necessary approval(s) or completing the filing procedures administered by the PRC Governmental Authorities, notwithstanding such dividends and distributions being subject to the pledge and assignment thereof pursuant to Section 2, provided, however, that any and all

(A)  dividends and distributions paid or payable other than in cash with respect to, and instruments and other property received, receivable or otherwise distributed with respect to, or in exchange for, any of the Pledged Collateral;

(B)  dividends and other distributions paid or payable in cash with respect to any of the Pledged Collateral on account of a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus; and

(C)  cash paid, payable or otherwise distributed with respect to principal of, or in redemption of, or in exchange for, any of the Pledged Collateral;

shall be Pledged Collateral, and shall be forthwith delivered to the Pledgee to hold as Pledged Collateral and shall, if received by the Pledgor, be received in trust for the Pledgee and be segregated from the other property or funds of the Pledgor, and be forthwith delivered to the Pledge as Pledged Collateral in the same form as so received (with any necessary endorsement); and

(ii)  The Pledgee shall execute and deliver (or cause to be executed and delivered) to the Pledgor all such proxies and other instruments in a form reasonably acceptable to the Pledgor and as required by the relevant laws and regulations to enable the Pledgor to receive the dividends which it is authorized to receive and retain pursuant to clause (i) above.

(b)  After the occurrence and during the continuation of a Default or an Event of Default under the Notes:

(i)  All rights of the Pledgor to receive the dividends and other distributions which it would otherwise be authorized to receive and retain pursuant to Section 7(a)(i) hereof shall cease, and all such rights shall thereupon become vested in the Pledgee, which shall thereupon have the sole right to receive and hold as Pledged Collateral such dividends and other distributions;

(ii)  The Pledgor hereby commits that it shall, and cause the WFOE to, endeavor to enable such Pledgee to receive the dividends and other distributions of the WFOE to the maximum extent permitted by the PRC law;

(iii)  All dividends and other distributions which are received by the Pledgor contrary to the provisions of this Section 7(b) shall be received in trust for the Pledgee;

(iv)  The Pledgor shall cooperate with Sponsor and procure the Pledged Entity and its legal representative and directors to execute and deliver all such instruments and documents to the Sponsor as may be required by applicable law or may be necessary in practice to dispose of the Pledged Shares;

(v)  The Pledgee shall be entitled to, at the expense of the Pledgor, grant an irrevocable instruction to the Sponsor and deliver the Sponsor the Documents under Custody pursuant to Section 10(b) to let Sponsor apply for and obtain all the necessary governmental approvals and to complete the requisite filing procedures to legally validate and perfect the disposal of the Pledged Collateral in any manner to the extent permitted under the applicable law, within or outside of the PRC;

(vi)  The Pledgee shall be entitled to, at the expense of the Pledgor, grant an irrevocable instruction to the Sponsor and deliver to the Sponsor the Documents under Custody pursuant to Section 10(b) to complete the relevant government approval procedure in relation to all other acts and things as may be necessary to make effect such sale of the Pledged Collateral or any part thereof valid and binding and in compliance with any applicable law.

The Pledgor will reimburse the Pledgee and the Sponsor for all expenses incurred by the Pledgee or the Sponsor (as the case may be), including, without limitation, attorneys’ and accountants’ fees and expenses in connection with the foregoing.

8.  Transfers and other Liens. Other than as permitted by the terms of the Notes, the Pledgor agrees that it will not (i) sell, transfer or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral without the prior written consent of the Pledgee, or (ii) create or permit to exist any Lien upon or with respect to any of the Pledged Collateral (except for the security interest under this Agreement or Liens arising by operation of law). Except as permitted by the Indenture, the Pledgor further agrees that it will procure, or take reasonable efforts to procure, that the Pledged Entity and any other direct or indirect subsidiary thereof shall carry on business only in the ordinary course and will not dispose of or agree to dispose of a substantial part of its assets or undertaking without the prior written approval of the Pledgee.

9.  Defense of Title. The Pledgor will defend the title to the Pledged Collateral and the Liens of the Pledgee in the Pledged Collateral against the claim of any person or entity and will maintain and preserve such Liens.

10.  Remedies.

(a)  After the occurrence and during the continuation of an Event of Default under the Notes, the Pledgee shall have such powers of sale and other powers as may be conferred by any applicable law. The Pledgor agrees to pay to the Pledgee all expenses (including, without limitation, court costs and attorneys’ and paralegals’ fees and expenses) of, or incident to, the enforcement of any of the provisions hereof.

(b) In order to effect the remedies stipulated in this Section 10, after the execution of this Agreement, upon the request of the Pledgee, the following documents shall be provided by the Pledgor and under the custody of the Pledgee (the “Documents under Custody”);

(i)  Two (2) original copies of the executed Share Transfer Agreement in the form and substance acceptable to the Pledgee, with the information of the name of the transferee, the transfer price and the date of execution being left in blank;

(ii)  A copy of the business license and certificate of approval of the WFOE;

(iii)  A copy of the articles of association of the WFOE (the “Charter”);

(iv)  A unanimous board resolution of the WFOE approving the share transfer duly signed by all of the directors of the WFOE, with the resolution date left in blank;

(v)  An amendment to the Charter reflecting the share transfer and change to the shareholder, bearing the authorized signature of the Pledgor;

(vi)  An application letter to assign the shares of the WFOE bearing the authorized signature of the Pledgor;

(vii)  An original copy of a power of attorney (the “Enforcement Power of Attorney”) issued by the Pledgor and the WFOE (with the company stamp of the WFOE and authorized signature of the Pledgor and WFOE), entrusting Pledgee or its delegate to submit the required documents and apply for the sales of the shares and the share transfer with the competent PRC Governmental Authority while leaving blank the issuance date. The Enforcement Power of Attorney shall explicitly stipulate that Pledgee or its delegate is obligated to take such action as set forth in the Enforcement Power of Attorney. The copy of business license of the WFOE and the contact details of the Sponsor shall be provided to the Pledgee together with the Enforcement Power of Attorney; and

(viii)  Other documents used for the enforcement of the Pledge upon the occurrence of a Default or an Event of Default which may be required by the Pledgee from time to time.

11.  Pledgee Appointed Attorney-in-Fact. The Pledgor hereby appoints the Pledgee and any of its delegates or sub-delegates to be its attorney-in-fact irrevocably coupled with an interest, with the detailed power of delegation duly executed, with full authority, in the name of the Pledgor or otherwise, after the occurrence and during the continuation of an Event of Default, from time to time in the Pledgee’s sole discretion, to take any action and to execute any instrument which the Pledgee or any Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to receive, endorse and collect all instruments made payable to the Pledgor representing any dividend or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same and to arrange for the transfer of all or any part of the Pledged Collateral on the books of the Pledged Entity to the name of the Pledgee or the Pledgee’s nominee. The Pledgee shall be entitled to instruct the Sponsor to take the above actions at its discretion, pursuant to above Section 10.

12.  Pledgee May Perform. If the Pledgor fails to perform any agreement contained herein, the Pledgee may itself perform, or cause performance of, such agreement, and the expenses of the Pledgee incurred in connection therewith shall be payable by the Pledgor under Section 13 hereof and constitute Liabilities secured hereby.

13.  Expenses. The Pledgor will upon demand be liable to pay to the Pledgee the amount of any and all expenses, including, without limitation, the Pledgee’s commission as agreed in writing, the fees and expenses of the Pledgee’s counsel and of any experts and agents, which the Pledgee may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, sale of, collection from, or other realization upon, any of the Pledged Collateral, (iii) the exercise or enforcement of any of the rights and remedies hereunder of the Collateral Agent and the Holders, or (iv) the failure by the Pledgor to perform or observe any of the provisions hereof. This survives the termination and expiry of this Agreement.

14.  Security Interest Absolute. All rights of the Pledgee and security interests hereunder, and all obligations of the Pledgor hereunder, shall be absolute and unconditional irrespective of:

(a)  any lack of validity or enforceability of any provision of the Indenture, the Notes or any other Security Document or any other agreement or instrument relating thereto;

(b)  any change in the time, manner or place of payment of, or in any other term of, or any increase in the amount of, all or any of the Liabilities, or any other amendment or waiver of any term of, or any consent to any departure from any requirement of, the Indenture, the Notes or any other Security Document;

(c)  any exchange, release or non-perfection of any Lien on any other collateral, or any release or amendment or waiver of any term of any guaranty of, or consent to departure from any requirement of any guaranty of, all or any of the Liabilities.

15.  Waivers. The Pledgor waives, to the fullest extent permitted by applicable laws, presentment and demand for payment of any of the Liabilities or notice of Event of Default with respect to any of the Liabilities and all other notices to which the Pledgor might otherwise be entitled except as otherwise expressly provided herein.

16.  Effectiveness and Term.

(a)  This Agreement shall take effect upon execution, provided that the Lien on the Pledged Collateral under this Agreement shall only become effective immediately after this Agreement is approved by the MOFCOM and properly filed with the SAIC.

(b)  This Agreement shall remain in full force and effect after satisfying the effectiveness conditions as stated in Section 16(a) above until the final payment in full, in cash, of the Liabilities. Upon the termination of this Agreement as provided above (other than as a result of the sale of the Pledged Collateral), the Pledgee will upon written instructions of the Trustee release the security interest created hereunder and, if it then has possession of any Pledged Shares pledged hereunder, will make available for collection by the Pledgor at the specified office of the Pledgee such Pledged Shares previously delivered to it.

17.  Definitions. The singular shall include the plural and vice versa and any gender shall include any other gender as the context may require.

18.  Binding Effect; Successors and Assignees. This Agreement shall be binding upon the Pledgor and its successors and assignees, and shall inure to the benefit of the Pledgee and its successors and assignees. The Pledgor’s successors shall include, without limitation, a receiver or trustee of or for the Pledgor. The Pledgee shall provide notice to the Pledgor prior to any assignment of this Agreement by Pledgee. The Pledgor hereby agrees and undertakes to cause the Sponsor to continuously and diligently complete the required approval, registration and recordation procedures with the PRC Governmental Authority as described in the above Section 4(a) and Section 4(b) hereof upon receipt of such notice.

19.  Governing Law and Dispute Resolution.

(a)  Any dispute between the Pledgee and the Pledgor arising out of or related to the relationship established between them in connection with this Agreement, and whether arising in contract, tort, or otherwise, shall be resolved in accordance with the laws of the PRC.

(b)  Any dispute, controversy or claim arising out of or in connection with this Agreement shall be settled through negotiations between the parties; if the parties fail to resolve such dispute within sixty (60) days after the date such negotiation was first requested in writing by either party, it shall be settled by arbitration in accordance with the Arbitration Rules of the China International Economic and Trade Commission (“CIETAC”) (as amended from time to time and by the rest of this Agreement). In the case of any conflict between the terms of this Agreement and the CIETAC Arbitration Rules, the terms of this Agreement shall prevail. The institution administering the arbitration shall be CIETAC Shenzhen Sub-commission. The arbitration shall be held in Hong Kong. The arbitral tribunal shall consist of three arbitrators, with one appointed by each of the parties and a third neutral arbitrator to be appointed by other two (2) party-appointed arbitrators and who shall act as the Chairman. The parties agree to the appointment of arbitrators who are not on CIETAC’s Panel of Arbitrators. If either party fails to appoint an arbitrator within the time specified in the CIETAC Arbitration Rules, or if the two party-appointed arbitrators fail to jointly appoint the third neutral arbitrator within the time specified in the CIETAC Arbitration Rules, the Chairman of CIETAC shall make such an appointment. The arbitration shall be conducted on a confidential basis. All arbitration proceedings shall be held in the English language. Any arbitration award made by the arbitration panel shall be final and binding on the parties and may be entered and enforced in any court of competent jurisdiction. The parties shall submit to the jurisdiction of any such court for purposes of the enforcement of any such award. Notwithstanding the foregoing agreement to arbitrate, the parties expressly reserve the right to seek provisional relief from any court of competent jurisdiction to preserve their respective rights pending arbitration.

20.  Advice of Counsel. The Pledgor represents and warrants to the Pledgee that it has discussed this Agreement and, specifically, the provisions of Section 19 hereof, with the Pledgor’s lawyers.

21.  Severability. If any provision of this Agreement is held to be prohibited or unenforceable in any jurisdiction the substantive laws of which are held to be applicable hereto, such prohibition or unenforceability shall not affect the validity or enforceability of the remaining provisions hereof and shall not invalidate or render unenforceable such provision in any other jurisdiction.

22.  Further Assurances.

(a)  The Pledgor agrees that with effect from the occurrence of an Event of Default under the Notes which has been notified to the Pledgor, the Pledgor or its appointed Sponsor will, at the expense of the Pledgor, promptly execute and deliver all further instruments and documents, and take all further action, that may be required by applicable law or may be necessary or desirable, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Pledgee to exercise and enforce its rights and remedies hereunder with respect to any of the Pledged Collateral.

(b)  The Pledgor hereby further agrees that it shall not make any change to (i) its name or jurisdiction or the form of its organization or (ii) the current organization structure of the WFOE, i.e., the members of the board of directors, without prior written consent of the Pledgee.

23.  The Pledgee’s Duty of Care.

(a)  The Pledgee shall not be liable for any acts, omissions, errors of judgment or mistakes of fact or law including, without limitation, acts, omissions, errors or mistakes with respect to the Pledged Collateral, except for those arising out of or in connection with the Pledgee’s gross negligence or willful misconduct. Without limiting the generality of the foregoing, the Pledgee shall be under no obligation to take any steps necessary to preserve rights in the Pledged Collateral against any other parties but may do so at its option. All expenses incurred in connection therewith shall be for the sole account of the Pledgor, and shall constitute part of the Liabilities secured hereby.

(b)  No provision of this Agreement shall require the Pledgee to do anything which may: (i) be illegal or contrary to applicable law or regulation; (ii) cause it to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties or in the exercise of any of its own rights or powers, if it shall have grounds for believing that repayment of such funds or satisfactory indemnity against such risk or the liability is not assured to it.

(c)  Notwithstanding anything to the contrary in this Agreement, the Pledgee shall not in any event be liable for any failure or delay in the performance of its obligations hereunder if it is prevented from so performing its obligations by any existing or future law or regulation, any existing or future act of Governmental Authority, act of God, flood, war whether declared or undeclared, terrorism, riot, rebellion, civil commotion, strike, lockout, other industrial action, general failure of electricity or other supply, aircraft collision, technical failure, accidental or mechanical or electrical breakdown, computer failure or failure of any money transmission system or any reason which is beyond the control of the Pledgee.

(d)  The Pledgee shall engage and consult, at the expense of the Pledgor with any legal adviser and professional adviser selected by it and rely upon any advice so obtained the Pledgee and its respective directors, officers, employees and duly appointed agents shall be protected and shall not be liable in respect of any action taken, or omitted to be done or suffered to be taken, in accordance with such advice.

(e)  The Pledgee shall not be deemed to have notice of any Event of Default unless written notice of any such Event of Default under the Notes is received by the Pledgee at the office of the Pledgee.

(f)  The Pledgee’s sole duty with respect to the custody, safekeeping and physical preservation of the Pledged Collateral shall be to deal with it in the same manner as the Pledgee deals with similar property for its own account.

(g)  Notwithstanding any other term or provision of this Agreement to the contrary, the Pledgee shall not be liable for special, punitive, indirect or consequential loss or damage of any kind whatsoever including but not limited to loss of profits, whether or not foreseeable, and regardless of whether the claim for such loss or damage is made in negligence, for breach of contract, breach of trust, breach of fiduciary obligation or otherwise. The provisions of this section shall survive the termination or expiration of this Agreement or the resignation or removal of the Pledgee.

(h)  The Pledgee may execute any of its powers and perform any of its duties hereunder directly or through delegates or attorneys and may consult with counsel, accountants and other skilled persons to be reasonably selected and retained by it. The Pledgee shall not be liable for the acts of such delegates or attorneys, or for anything done, suffered or omitted by it in accordance with the advice or opinion of any such counsel, accountants or other skilled persons.

(i)  Whenever in this Agreement, the Indenture, the Notes, other transaction documents or by law, the Pledgee shall have discretion or permissive power it may decline to exercise the same in the absence of approval by the Holders. Save as expressly provided in this Agreement, the Pledgee will have absolute and unfettered discretion as to the exercise of its functions and will not be responsible for any loss, liability, cost, claim, action, demand, damages, expense or inconvenience (for purposes of this clause, collectively “losses”) which may result from their exercise or non-exercise except to the extent that a court of competent jurisdiction determines such losses arise directly from the fraud, willful misconduct or gross negligence of the Pledgee.

(j)  The Pledgee shall be obligated to perform such duties and only such duties as are set out in this Agreement and no implied duties or obligations shall be read into this Agreement against any of the Pledgee.

(k)  The Pledgee may rely upon and shall not be liable for acting or refraining from acting upon any written notice, instruction or request furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the proper party or parties. The Pledgee shall be under no duty to inquire into or investigate the validity, accuracy or content of any such document.

(l)  In the event that the Pledgee shall be uncertain as to its duties or rights hereunder or shall receive instructions, claims or demands, in its opinion, conflict with any of the provisions of this Agreement, it shall be entitled to refrain from taking any action until it is directed in writing by a final order or judgment of a court of competent jurisdictions.

(m)  The Pledgee may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys, accountants, agents or other experts, and the Pledgee will not be answerable or accountable for any act, default, neglect or unintentional misconduct of any such attorneys or agents or for any loss to the Company or the Holders resulting from any such act, default, neglect or unintentional misconduct, absent gross negligence, willful misconduct or bad faith(as each is determined by a final non-appealable order of a court of competent jurisdiction) in the selection and continued employment thereof.

(n)  The Pledgee shall not be liable for any action taken or omitted by it except to the extent that a court of competent jurisdiction determines that the Pledgee’s gross negligence or willful misconduct directly caused or contributed to any such loss to the Holders.

24.  Additional Provisions Relating to the Pledgee.

Any corporation, bank, trust company or association into which the Pledgee may be merged or converted or with which it may be consolidated, or any corporation, bank, trust company or association resulting from any merger, conversion or consolidation to which the Pledgee shall be a party, or any corporation, bank, trust company or association succeeding to all or substantially all the corporate trust business of the Pledgee, shall be the successor of the Pledgee hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

25.  Notices.

Any notice, demand, request or any other communication required or desired to be served, given or delivered hereunder shall be in writing and shall be served, given or delivered to the address and facsimile number of each party as specified below:

For the Pledgor:

China Natural Gas, Inc.

Address:   19th Floor, Building B, Van Metropolis
No. 35 Tanyan Road
Xi’an 710065, Shannxi Province
P.R. China
Attention: Mr. Ji Qinan

Tel:            +86 29 8832 3325

For the Pledgee:

DB Trustees (Hong Kong) Limited

Address:   48th Floor, Cheung Kong Center
2 Queen’s Road, Central
Hong Kong
Attention:  The Managing Director

Facsimile:  +86 22037320

+86 22037323

26.  Indemnity and Expenses. The Pledgor hereby unconditionally and irrevocably covenants and undertakes to indemnify and hold harmless the Pledgee, its directors, officers, employees and agents (each an “Indemnified Party”) in full at all times against all losses, liabilities, actions, proceedings, claims, demands, penalties, damages, costs, expenses disbursements, and other liabilities whatsoever (the “Losses”), including without limitation incidental and out-of-pocket expenses and the costs and expenses of legal advisors and other experts, which may be incurred, suffered or brought against such Indemnified Party as a result or in connection with (a) their appointment or involvement hereunder or the exercise of any of their powers or duties hereunder or the taking of any acts in accordance with the terms of this Agreement or its usual practice; (b) this Agreement the Indenture, Notes and other transaction documents, or (c) any instruction or other direction upon which the Pledgee may rely under this Agreement, as well as the costs and expenses incurred by an Indemnified Party of defending itself against or investigating any claim or liability with respect of the foregoing, provided that this indemnity shall not apply in respect of an Indemnified Party to the extent but only to the extent that any such Losses incurred or suffered by or brought against such Indemnified Party arises directly from the fraud, wilful misconduct or gross negligence of such Indemnified Party as determined by a court of competent jurisdiction. The Pledgee shall notify the Pledgor promptly of any claim for which it may seek indemnity. Failure by the Pledgee to so notify the Pledgor shall not relieve the Pledgor of its obligations under this Section, to the extent the Pledgor has been prejudiced thereby. The Pledor shall defend the claim, and the Pledgee shall cooperate in the defense. The Pledgor need not pay for any settlement made without its consent, which consent shall not be unreasonably withheld. The Pledgor need not reimburse any expense or indemnify against any loss incurred by the Pledgee through the Pledgee’s own willful default or gross negligence.

The obligations of the Pledgor under this Section shall survive the satisfaction and discharge of this Indenture, the resignation or removal of the Pledgee and payment in full of the Liabilities through the expiration of the applicable statute of limitation.

27.  No Implicit Duties. The Pledgee shall be obligated to perform such duties and only such duties as are set out in this Agreement and no implied duties or obligations shall be read into this Agreement or the against the Pledgee.

28.  Not Liable for Actions. The Pledgee shall not be liable for any action taken or omitted by it except to the extent that a court of competent jurisdiction determines that the Pledgee’s gross negligence or willful misconduct was the primary cause of any loss to the Pledgor. Notwithstanding any other term or provision of this Agreement to the contrary, the Pledgee shall not be liable under any circumstances for special, punitive, indirect or consequential loss or damage of any kind whatsoever including but not limited to loss of profits, regardless of whether the claim for such loss or damage is made in negligence, for breach of contract, breach of trust, breach of fiduciary obligation or otherwise. The provisions of this Section shall survive the termination or expiration of this Agreement or the resignation or removal of the Pledgee.

29.  Delegation and Expert Advice. The Pledgee may execute any of its powers and perform any of its duties hereunder directly or through delegates or attorneys and may consult with counsel, accountants and other skilled persons to be selected and retained by it. The Pledgee shall not be liable for the acts of such delegates or attorneys, or for anything done, suffered or omitted by it in accordance with the advice or opinion of any such counsel, accountants or other skilled persons. The Pledgee may engage and consult, at the expense of the Pledgor with any legal adviser and professional adviser selected by it and rely upon any advice so obtained and each of the Pledgee and its directors, officers, employees and duly appointed agents shall be protected and shall not be liable in respect of any action taken, or omitted to be done or suffered to be taken, in accordance with such advice.

30.  Successor. Any corporation into which the Pledgee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Pledgee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Pledgee, shall be the successor to the Pledgee hereunder without the execution or filing of any papers or any further act on the part of any of the parties hereto.

31.  Retirement of Pledgee. The Pledgee may retire at any time on giving not less than 30 days prior written notice to the Pledgor without assigning any reason and without being responsible for any costs, charges and expenses occasioned by such retirement. The Pledgor hereby covenants that in the event of the Pledgee giving notice under this Section, it shall use its best endeavors to procure a new Pledgee to be appointed and if it fails to procure the appointment of a new Pledgee within 15 days of the expiration of such written notice, the Pledgee shall petition any court of competent jurisdiction for its resignation; provided that it has notified the Pledgor prior to it doing so. If such petition is granted, the Pledgee shall notify all transaction parties in writing of its resignation.

32.  Amendments, Waivers and Consents. None of the terms or provisions of this Agreement may be waived, altered, modified or amended, except by or pursuant to an instrument in writing which (i) is duly executed by the Pledgor and the Pledgee. Any such waiver shall be valid only to the extent set forth therein. A waiver by the Pledgee of any right or remedy under this Agreement on any one occasion shall not be construed as a waiver of any right or remedy which the Pledgee would otherwise have on any future occasion. No failure to exercise or delay in exercising any right, power or privilege under this Agreement on the part of the Pledgee shall operate as a waiver thereof; and no single or partial exercise of any right, power or privilege under this Agreement shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

33.  Section Headings. The section headings herein are for convenience of reference only, and shall not affect in any way the interpretation of any of the provisions hereof.

34.  Execution in Counterparts; Language. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall together constitute one and the same agreement. This Agreement is written in both Chinese and English. The English and Chinese versions are intended to be equally valid. In the event that there is any discrepancy between the Chinese and English versions, the arbitration panel as constituted pursuant to above Section 16(b) shall decide which version more accurately reflects the true intention of the parties hereto.

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IN WITNESS WHEREOF, the Pledgor and the Pledgee have executed this Agreement as of the date set forth above.

CHINA NATURAL GAS, INC.

By:	/s/ Qinan Ji
Name:
Title:

Acknowledged and agreed to
as of the date first written above.

DB TRUSTEES (HONG KONG) LIMITED
 as the Pledgee

By:	/s/ Aric Kay-Russell
Name: Aric Kay-Russell
Title: Director

By:	/s/ Chiu Kin Wing Edward
Name: Chiu Kin Wing Edward
Title: Authorized Signatory

[SIGNATURE PAGE TO ONSHORE SHARE PLEDGE AGREEMENT]

ACKNOWLEDGMENT

The undersigned hereby acknowledges receipt of a copy of the foregoing Share Pledge Agreement, agrees promptly to note on its books the security interests granted under such Share Pledge Agreement, agrees it will not record a transfer of the Pledged Shares to any other person without giving prior notification to the Pledgee (and that it shall place a notice to such effect on any certificates representing Pledged Shares), and waives any rights or requirement at any time hereafter to receive a copy of such Share Pledge Agreement in connection with the registration of any Pledged Collateral in the name of the Pledgee or its nominee or the exercise of voting rights by the Pledgee.

SHAANXI XILAN NATURAL GAS EQUIPMENT CO., LTD. (榫皁皁笣天然气瑂备有榰公司) (SEAL)

By	/s/ Qinan Ji
Name:
Title:

EXHIBIT A

PLEDGED SHARES

Name of Pledgor	Name of the Pledged Entity	Percentage of Share
China Natural Gas, Inc.	Shaanxi Xilan Natural Gas Equipment Co., Ltd. (榫皁皁笣天然气瑂备有榰公司)	65%